                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549





                                    FORM 8-K



                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported):
                                 March 17, 2004



                        LORAL SPACE & COMMUNICATIONS LTD.
                       ----------------------------------
             (Exact name of registrant as specified in its charter)




      Islands of Bermuda                        1-14180                        13-3867424
(State or other jurisdiction of        (Commission File Number)      (IRS Employer Identification
        incorporation)                                                          Number)


                         c/o Loral SpaceCom Corporation

                  600 Third Avenue, New York, New York         10016
                  (Address of principal executive offices)   (Zip Code)



               Registrant's telephone number, including area code:
                                 (212) 697-1105





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                  ON JULY 15, 2003, LORAL SPACE & COMMUNICATIONS LTD. AND
CERTAIN OF ITS SUBSIDIARIES FILED VOLUNTARY PETITIONS FOR REORGANIZATION UNDER CHAPTER 11 OF TITLE 11 OF THE UNITED STATES CODE IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND PARALLEL INSOLVENCY PROCEEDINGS IN THE SUPREME COURT OF BERMUDA IN WHICH CERTAIN PARTNERS OF KPMG WERE APPOINTED AS JOINT PROVISIONAL LIQUIDATORS.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

                  On March 17, 2004, Loral Space & Communications Corporation, Loral SpaceCom Corporation and Loral Satellite, Inc. (collectively, the "Sellers"), each a Delaware corporation and a debtor and debtor in possession and each a direct or indirect subsidiary of Loral Space & Communications Ltd., a Bermuda company and itself a debtor and debtor in possession (the "Registrant"), consummated the sale (the "Sale") of the Sellers' North American fleet of satellites and related assets to certain affiliates of Intelsat, Ltd., a Bermuda company ("Intelsat"), and Intelsat (Bermuda), Ltd., a Bermuda company (collectively, the "Purchasers"). At closing, the Sellers received approximately $1.011 billion, consisting of approximately $961 million for the North American fleet and related assets, after adjustments, and a $50 million deposit on a new satellite to be built for Intelsat by the Registrant's indirect subsidiary, Space Systems/Loral, Inc., a Delaware corporation and a debtor and debtor in possession. A portion of these funds were used to repay approximately $967 million of outstanding secured bank debt. In addition, the Sellers are entitled to receive from the Purchasers approximately $16 million within 30 days of closing to reimburse a deposit made by the Sellers for the launch of Telstar 8. The Sale was completed pursuant to the terms of the previously disclosed Asset Purchase Agreement, dated July 15, 2003 (the "Asset Purchase Agreement"), as amended by Amendment No. 1, dated August 18, 2003 ("Amendment No. 1"), Amendment No. 2, dated September 12, 2003 ("Amendment No. 2"), Amendment No. 3, dated October 21, 2003 ("Amendment No. 3"), and Amendment No. 4, dated March 5, 2004 ("Amendment No. 4"), by and among the Sellers and the Purchasers. Consummation of the Sale was pursuant to a sale order entered on October 30, 2003 by the Bankruptcy Court for the Southern District of New York following an auction conducted on October 20, 2003 which resulted in the Purchasers being named the highest bidder.

                   The Asset Purchase Agreement, Amendment No. 1, Amendment No. 2, Amendment No. 3 and Amendment No. 4 (collectively the "Amended Asset Purchase Agreement") are included as Exhibits 10.1, 10.2, 10.3, 10.4 and 10.5, respectively, to this Current Report on Form 8-K and incorporated by reference herein. The description of the Sale contained in this Current Report on Form 8-K is qualified in its entirety by reference to the text of the Amended Asset Purchase Agreement.

                  Concurrent with the consummation of the Sale, the Registrant, the Sellers, Loral Orion, Inc., a Delaware corporation and a debtor and debtor in possession, and Loral Skynet Network Services, Inc., a Delaware corporation and a debtor and debtor in possession (collectively, the "Loral Noncompetition Agreement Parties"), entered into a Noncompetition Agreement, dated March 17, 2004 (the "Noncompetition Agreement"), with the Purchasers that prohibits the Loral Noncompetition Agreement Parties from directly or indirectly engaging in the business of leasing, selling or otherwise furnishing fixed satellite service transponder capacity within the United States for a period of two years, subject to certain exceptions.

                  The Noncompetition Agreement is included as Exhibit 10.6 to this Current Report on Form 8-K and incorporated by reference herein. The description of the Noncompetition
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Agreement contained in this Current Report on Form 8-K is qualified in its entirety by reference to the text of the Noncompetition Agreement.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(b)      Pro forma financial information.

                  Pro forma condensed consolidated financial statements of the Registrant, to reflect the events in Item 2, consisting of a pro forma condensed consolidated balance sheet as of December 31, 2003 and pro forma condensed consolidated statements of continuing operations for each of the three years in the period ending December 31, 2003 are included as Exhibit 99.1 to this Current Report on Form 8-K and are incorporated by reference herein.

(c)      Exhibits.

         10.1 Asset Purchase Agreement, dated July 15, 2003 by and among Loral Space & Communications Corporation, Loral SpaceCom Corporation, and Loral Satellite, Inc. and Intelsat, Ltd. and Intelsat (Bermuda), Ltd. (incorporated herein by reference to Exhibit 10.1 to the Current Report on Form 8-K, filed by the Registrant on July 23, 2003).

         10.2 Amendment No. 1, dated August 18, 2003, to the Asset Purchase Agreement dated July 15, 2003, by and among Loral Space & Communications Corporation, Loral SpaceCom Corporation, and Loral Satellite, Inc. and Intelsat, Ltd. and Intelsat (Bermuda), Ltd. (incorporated herein by reference to Exhibit
                  10.1 to the Current Report on Form 8-K, filed by the Registrant on October 30, 2003).

         10.3 Amendment No. 2, dated September 12, 2003, to the Asset Purchase Agreement dated July 15, 2003, by and among Loral Space & Communications Corporation, Loral SpaceCom Corporation, and Loral Satellite, Inc. and Intelsat, Ltd. and Intelsat (Bermuda), Ltd. (incorporated herein by reference to Exhibit 10.2 to the Current Report on Form 8-K, filed by the Registrant on October 30, 2003).

         10.4 Amendment No. 3, dated October 21, 2003, to the Asset Purchase Agreement dated July 15, 2003, by and among Loral Space & Communications Corporation, Loral SpaceCom Corporation, and Loral Satellite, Inc. and Intelsat, Ltd. and Intelsat (Bermuda), Ltd. (incorporated herein by reference to Exhibit
                  10.3 to the Current Report on Form 8-K, filed by the Registrant on October 30, 2003).

         10.5 Amendment No. 4, dated March 5, 2004, to the Asset Purchase Agreement dated July 15, 2003, by and among Loral Space & Communications Corporation, Loral SpaceCom Corporation, and Loral Satellite, Inc. and Intelsat, Ltd. and Intelsat (Bermuda), Ltd. (incorporated herein by reference to Exhibit
                  2.5.4 to the Annual Report on Form 10-K for the fiscal year ended December 31, 2003, filed by the Registrant on March 15,
                  2004).
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         10.6     Noncompetition Agreement, dated as of March 17, 2004, by and among Intelsat, Ltd., Intelsat (Bermuda), Ltd., Loral SpaceCom Corporation, Loral Satellite, Inc., Loral Space & Communications Corporation, Loral Space & Communications Ltd., Loral Orion, Inc., and Loral Skynet Network Services, Inc.

          99.1 Pro forma condensed consolidated financial statements of the Registrant, to reflect the events in Item 2, consisting of a pro forma condensed consolidated balance sheet as of December 31, 2003 and pro forma condensed consolidated statements of continuing operations for each of the three years in the period ending December 31, 2003.




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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  April 1, 2004               LORAL SPACE & COMMUNICATIONS
                                   LTD. (Registrant)



                                   By:      /s/ Richard J. Townsend
                                            -----------------------------------
                                   Name:    Richard J. Townsend
                                   Title:   Executive Vice President and Chief
                                            Financial Officer


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                                                    EXHIBIT INDEX
Exhibit No.       Description
-----------       -----------

         10.1 Asset Purchase Agreement, dated July 15, 2003 by and among Loral Space & Communications Corporation, Loral SpaceCom Corporation, and Loral Satellite, Inc. and Intelsat, Ltd. and Intelsat (Bermuda), Ltd. (incorporated herein by reference to Exhibit 10.1 to the Current Report on Form 8-K, filed by the Registrant on July 23, 2003).

         10.2 Amendment No. 1, dated August 18, 2003, to the Asset Purchase Agreement dated July 15, 2003, by and among Loral Space & Communications Corporation, Loral SpaceCom Corporation, and Loral Satellite, Inc. and Intelsat, Ltd. and Intelsat (Bermuda), Ltd. (incorporated herein by reference to Exhibit
                  10.1 to the Current Report on Form 8-K, filed by the Registrant on October 30, 2003).

         10.3 Amendment No. 2, dated September 12, 2003, to the Asset Purchase Agreement dated July 15, 2003, by and among Loral Space & Communications Corporation, Loral SpaceCom Corporation, and Loral Satellite, Inc. and Intelsat, Ltd. and Intelsat (Bermuda), Ltd. (incorporated herein by reference to Exhibit 10.2 to the Current Report on Form 8-K, filed by the Registrant on October 30, 2003).

         10.4 Amendment No. 3, dated October 21, 2003, to the Asset Purchase Agreement dated July 15, 2003, by and among Loral Space & Communications Corporation, Loral SpaceCom Corporation, and Loral Satellite, Inc. and Intelsat, Ltd. and Intelsat (Bermuda), Ltd. (incorporated herein by reference to Exhibit
                  10.3 to the Current Report on Form 8-K, filed by the Registrant on October 30, 2003).

         10.5 Amendment No. 4, dated March 5, 2004, to the Asset Purchase Agreement dated July 15, 2003, by and among Loral Space & Communications Corporation, Loral SpaceCom Corporation, and Loral Satellite, Inc. and Intelsat, Ltd. and Intelsat (Bermuda), Ltd. (incorporated herein by reference to Exhibit
                  2.5.4 to the Annual Report on Form 10-K for the fiscal year ended December 31, 2003, filed by the Registrant on March 15,
                  2004).

         10.6 Noncompetition Agreement, dated as of March 17, 2004, by and among Intelsat, Ltd., Intelsat (Bermuda), Ltd., Loral SpaceCom Corporation, Loral Satellite, Inc., Loral Space & Communications Corporation, Loral Space & Communications Ltd., Loral Orion, Inc., and Loral Skynet Network Services, Inc.

          99.1 Pro forma condensed consolidated financial statements of the Registrant, to reflect the events in Item 2, consisting of a pro forma condensed consolidated balance sheet as of December 31, 2003 and pro forma condensed consolidated statements of continuing operations for each of the three years in the period ending December 31, 2003.